EXHIBIT 10.26
KB HOME,
Company,
THE EXISTING GUARANTORS PARTY HERETO,
Guarantors,
KB HOME ORLANDO LLC,
Additional Guarantor,
and
SUNTRUST BANK,
Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of May 1, 2006

     THIS THIRD SUPPLEMENTAL INDENTURE is dated as of May 1, 2006 (this “Third Supplemental Indenture”), between KB HOME, a Delaware corporation (the “Company”), the Existing Guarantors (as defined below), KB HOME ORLANDO LLC, a Delaware limited liability company (the “Additional Guarantor”), and SUNTRUST BANK, a banking association duly organized and existing under the laws of Georgia (the “Trustee”).
RECITALS:
     WHEREAS, the Company, the Existing Guarantors and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), which Original Indenture has been previously amended and supplemented by a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”), and a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities (as defined in the Original Indenture) established from time to time pursuant to Section 301 of the Original Indenture), providing for the issuance by the Company from time to time of its Securities;
     WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by the First Supplemental Indenture, the form and terms of a series of the Company’s Securities designated the “5 3/4% Senior Notes due 2014” (the “2014 Notes”), (ii) by the Second Supplemental Indenture, the form and terms of a series of the Company’s Securities designated the “6-3/8% Senior Notes due 2011” (the “2011 Notes”), (iii) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of December 15, 2004, the form and terms of a series of the Company’s Securities designated the “5-7/8% Senior Notes due 2015” (the “2015 Notes”), (iv) by Officers’ Certificates and Guarantors’ Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of a series of the Company’s Securities designated the “6-1/4% Senior Notes due 2015” (the “Second 2015 Notes”), and (v) by an Officers’ Certificate and Guarantors’ Officers’ Certificate, dated as of April 3, 2006, the form and terms of a series of the Company’s Securities designated the “7-1/4% Senior Notes due 2018” (the “2018 Notes,” and together with the 2014 Notes, the 2011 Notes, the 2015 Notes and the Second 2015 Notes, the “Senior Notes”) (the Officers’ Certificates and Guarantors’ Officers’ Certificates referred to in clauses (iii), (iv) and (v) of this paragraph are hereinafter called, together, the “Existing Certificates”);
     WHEREAS, concurrently with the execution and delivery of this Third Supplemental Indenture, the Additional Guarantor is becoming a party to, and is guaranteeing the obligations of the Company under, that certain Revolving Loan Agreement, dated as of November 22, 2005, between the Company, the banks party thereto, Bank of America, N.A. as Administrative Agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, Calyon New York Branch, Wachovia Bank, N.A., Barclays Bank plc and The Royal Bank of Scotland plc as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Book Managers;

     WHEREAS, pursuant to Section 1614 of the Original Indenture, the Company, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a Guarantor (as defined in the Original Indenture) under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Third Supplemental Indenture; and
     WHEREAS, the Company has requested that the Trustee execute and deliver this Third Supplemental Indenture pursuant to Section 901(10) of the Original Indenture, and all requirements necessary to make this Third Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Third Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantor.
     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:
     SECTION 1. Definitions.
          (a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.
          (b) As used in this Third Supplemental Indenture, the terms “2011 Notes,” “2014 Notes,” “2015 Notes,” “2018 Notes,” “Additional Guarantor,” “Existing Certificates,” “First Supplemental Indenture,” “Original Indenture,” “Second Supplemental Indenture,” “Senior Notes” and “Third Supplemental Indenture” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means the Guarantors who signed the Original Indenture.
     SECTION 2. Guarantee. The parties hereto covenant and agree that, from and after the date of this Third Supplemental Indenture:
          (a) the Additional Guarantor shall be a Guarantor under the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture as if the Additional Guarantor were an original signatory to each such document and an original Guarantor named therein;
          (b) without limitation to the other provisions of this Section 2, the Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);

          (c) without limitation to the other provisions of this Section 2, the Additional Guarantor agrees that each of the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture constitutes a valid and binding obligation of the Additional Guarantor, enforceable against the Additional Guarantor in accordance with its terms; and
          (d) without limitation to the other provisions of this Section 2, the Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture and each of the Existing Certificates, in each case as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein.
     SECTION 3. Governing Law; Third Supplemental Indenture. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Third Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Third Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, is in all respects ratified and confirmed.
     SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Third Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture.
     SECTION 5. Counterparts. This Third Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     SECTION 6. Headings. The headings of this Third Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.
     SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture, except as to its validity with respect to the Trustee.
     SECTION 8. Separability. In case any one or more of the provisions contained in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Company”:	KB HOME

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President, Treasury

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Assistant Secretary

“Existing Guarantors”:	KB HOME PHOENIX INC., an Arizona corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME COASTAL INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME NORTH BAY INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME SOUTH BAY INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME GREATER LOS ANGELES INC., a California corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME COLORADO INC., a Colorado corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME NEVADA INC., a Nevada corporation

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

KB HOME LONE STAR LP, a Texas limited partnership

	By:	KBSA, INC., a Texas corporation,
Its general partner

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU
Name: Tony Richelieu
Title: Secretary

“Additional Guarantor”:	KB HOME ORLANDO LLC, a Delaware limited liability company

	By:	KB HOME FLORIDA LLC, a Delaware limited liability company, Its sole member

	By:	/s/ KELLY M. ALLRED

Name: Kelly M. Allred
Title: Vice President and Treasurer

[SEAL]

Attest:

/s/ TONY RICHELIEU Name: Tony Richelieu
Title: Secretary

“Trustee”:	SUNTRUST BANK,

as Trustee

	By:	/s/ MURIEL SHAW

Name: Muriel Shaw
Title: Assistant Vice President

[SEAL]

Attest:

/s/ JACK ELLERIN
Name: Jack Ellerin
Title: Vice President